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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 1996



                         KATZ DIGITAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                      0-27934                13-3377693
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)




           Twenty-One Penn Plaza
            New York, New York                                     10001
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (212) 594-4800


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                         KATZ DIGITAL TECHNOLOGIES, INC.
                               INDEX TO FORM 8-K/A
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 OCTOBER 15, 1996


                               ITEMS IN FORM 8-K/A

                                                                           Page
                                                                           ----
Facing page                                                                 1


Item 7.   Financial Statements and Exhibits.                                3


Signatures                                                                  4

Exhibit Index                                                               5

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         On August 14, 1996, Katz Digital Technologies, Inc. (the "Company") filed a Current Report on Form 8-K with respect to the August 1, 1996 acquisition of certain of the assets of the Sarabande Press, Inc. ("Sarabande"). Such Form 8-K was filed without the financial statements and pro forma financial information required by Items 310(c) and (d) of Regulation S-B, as it was impractical to do so at that time. This Current Report on Form 8-K/A provides such required information.

         (a)      Financial Statements of the Business Acquired.

        Following, as Exhibit 7(a), are the audited financial statements of Sarabande as of December 31, 1995 and for the two years then ended and the unaudited balance sheet as of June 30, 1996 and the unaudited statements of earnings for the six months ended June 30, 1995 and 1996.

         (b)      Pro Forma Financial Information

        Following as Exhibit 7(b) are a pro forma unaudited consolidated condensed balance sheet as of June 30, 1996, and pro forma unaudited consolidated condensed statements of earnings for the year ended December 31, 1995 and for the six months ended June 30, 1996, giving effect to the Company's acquisition on August 1, 1996 of certain of the assets of Sarabande.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 15, 1996
                                   KATZ DIGITAL TECHNOLOGIES, INC.



                                   By:/s/ Gary Katz
                                      ----------------------------------
                                      Gary Katz
                                      Chairman and Chief Executive Officer


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                        KATZ DIGITAL TECHNOLOGIES, INC.
                          EXHIBIT INDEX TO FORM 8-K/A

  EXHIBIT                                       DESCRIPTION
   7(a)       Audited Financial Statements of The Sarabande Press, Inc.
   7(b)       Pro Forma Unaudited Condensed Financial Statements

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